Bertrand Loy President and CEO Bertrand Loy President and CEO Entegris: A Premier Materials and Solutions Provider Entegris: A Premier Materials and Solutions Provider Exhibit 99.2

Analyst Day 2014 | 2 The New Entegris The New Entegris Entegris provides yield-enhancing materials and solutions for the most advanced manufacturing environments

Analyst Day 2014  |  3
A Compelling Platform
A Compelling Platform
Track record of financial discipline
and execution
Higher cash flow and earnings
leverage
Customer focused – uniquely
positioned in the ecosystem
Unit-driven model levered to
growing demand in semiconductor
and adjacent markets
Market leadership with breadth
and depth of technology
Delivering
Enhanced Value
for All Stakeholders

Analyst Day 2014  |  4
The New Entegris: A More Powerful Operating Platform
The New Entegris: A More Powerful Operating Platform
Note: Financial metrics exclude ATMI’s discontinued operations. 1 Excludes $3.2M of Entegris sales to ATMI,
2 Includes $30M run-rate cost synergies, 3 U.S. and foreign, issued and pending.
$693 million
$132 million
Approx. 2/3
2,800
1,547
Net Sales
EBITDA
% Unit
Driven
Employees
Patents
2013
Stronger financial profile to drive growth, deliver
attractive returns for shareholders
Today
ATMI
ACQUISITION
$1.05 billion
$248 million
Approx. 4/5
3,400
2,981
+45%
+88%
Greater
Stability
Stronger
Talent
Technical
Depth
1
2
3

Analyst Day 2014  |  5
Consistency of cash flows
Allows for sustained investment in R&D and in
new markets
In the “sweet spot” of industry growth
More attractive to key talent
Benefits of a unit-driven, recurring revenue model
A Unit-Driven Model + Sticky Solutions = Greater Stability
A Unit-Driven Model + Sticky Solutions = Greater Stability
78%
Unit Driven
22%
Capex
Driven
Large market for materials
supporting legacy nodes
Semiconductor Industry Year-End Capacity by Linewidth
(MSI/Quarter)
Source: Gartner, April 2014.
ProForma Sales
0
500
1,000
1,500
2,000
2,500
3,000
3,500
97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18
Year
0.5 micron to 130 nm 90 nm - 45 nm
32 and below

Analyst Day 2014  |  6
Growing Position Among Other Semiconductor Suppliers
Growing Position Among Other Semiconductor Suppliers
Entegris ranks as one of the largest materials solutions providers among publically held companies focused on the semiconductor industry
Note: Reflects 2013 reported revenue for companies with US equity; Entegris revenue pro forma for ATMI.
OEM Equipment Components Materials
CCMP
UCTT
BRKS
PLAB
FORM
ACLS
NANO
MTSN
AEIS
Less than $1B
$1B to $2B
More than $2B
Applied/TEL
ASML
KLA
LAM
Entegris
MKSI

Analyst Day 2014  |  7
Broad Presence in Unit-Driven, High Value Applications
Broad Presence in Unit-Driven, High Value Applications
Leveraging current Entegris technologies into adjacent markets where process control and purity requirements are critical
Semi
Flat
Panel
PV Solar
Data
Storage
Compound
Semi/LED
Resource
Efficiency
Life
Sciences
Adjacent markets moving closer in
process control and purity requirements
Leveraging current Entegris
technologies into adjacent markets

Analyst Day 2014  |  8
Key IC Growth Drivers
Wearable electronics
New generations of mobile phones
and tablets with longer battery life
Stabilization of PC sales
The “internet of things”
Positive Underlying Market Dynamics
Wafer Starts to Resume Growth
Positive Underlying Market Dynamics
Wafer Starts to Resume Growth
Source: Gartner forecast: Semiconductor silicon wafers, worldwide, 1Q14 update.
Advances in semiconductors enable new electronics, drive demand
-1.0% CAGR
Worldwide Wafer Starts
(Bn Square Inches)
+10.3% CAGR
+3.8% CAGR
4.0
4.8
5.3
6.4
6.9
8.3
8.9
8.4
7.0
9.7
9.4
9.4
9.4
9.8
10.2
10.5
10.9

Analyst Day 2014  |  9
Industry and technology demands of customers continue to evolve putting Entegris solutions at sweet spot of demand
Cost of technology and increased
complexity of the process
Increased number of materials
Shorter technology nodes
Increasing the value of yield-
enabling solutions
Positive Underlying Market Dynamics
The Industry’s Technology Challenges Require New Solutions
Positive Underlying Market Dynamics
The Industry’s Technology Challenges Require New Solutions
Source: Entegris estimates.
More Steps due to Multi-Patterning,
Compounded by Lower Yield
Technology Node in Nanometers
0
500
1,000
1,500
2,000
2,500
0%
20%
40%
60%
80%
100%
90 65 45 32 28 20 14 10
Mature Yield No. Steps

Analyst Day 2014  |  10
Uniquely Positioned Across the Semiconductor Ecosystem
Uniquely Positioned Across the Semiconductor Ecosystem
Equipment
Makers
Device
Makers
Materials Suppliers
Combined Customers as
% of Pro Forma Sales
Customer 1
Customer 2
Customer 3
Customer 4
Customer 5
Customers
6-10
10.5%
7.0%
6.8%
5.0%
2.3%
9.2%

Analyst Day 2014  |  11
Capabilities to Support the Customer
Capabilities to Support the Customer
The scale and infrastructure to capitalize on global demand trends
Pro Forma FY13 Sales by Region
North America 25% Europe 11% Asia Pacific 64%
Employees
North America 51% 5% Asia Pacific 44%
Europe and Israel Asia Pacific North America
Germany
Israel
France
Singapore
Malaysia
China
Korea
Japan
California
Colorado
Minnesota
Texas
Massachusetts
Taiwan
Arizona
Connecticut

Analyst Day 2014  |  12
Breadth of Entegris Portfolio
Breadth of Entegris Portfolio
Market leadership positions across the entire IC wafer fabrication process
ATMI
Lithography
Advanced
Photoresist
Packaging
Filtration
Gas/Liquid
Purification
Etch
Gas Filters
and
Diffusers
Gas
Purification
Specialty
Materials
Deposition
Copper
Plating
Deposition
Materials
Gas Filtration
and
Purification
Clean
Formulated
Cleans
Filtration
Fluid
Handling
Containers
CMP
Formulated
Cleans
Filtration
Brushes
and Pad
Conditioners
Implant
Safe Gas
Delivery
Systems
Electrostatic
Chucks
Fab Facility
Advanced
FOUPs
AMC
Filtration
Bulk
Chemical
Delivery
Wafer
Shippers
A leader in yield-enabling materials and solutions for advanced manufacturing
Entegris
Gas
Purification
Specialty
Materials
Specialty
Materials
Specialty
Materials
Formulated
Cleans

Analyst Day 2014  |  13
CTO
Our New Business Organization
Merging technology platforms to maximize value creation for customers
Global Sales
and Marketing
Electronic
Materials
Operations
Advance Deposition
Materials
Gas
Microcontamination
Control
Specialty Gases
Surface Prep and
Integration
Business
Development
Liquid
Microcontamination
Control
Fluid Management
and Control
Liquid Packaging
Microenvironments
Specialty Materials
eVOLV™
BrightBlack®
Critical Materials
Handling
ATMI Entegris Blend
Pro Forma 2013 Sales
$ in millions
CMH
$660
EM
$392
$1,051
Analyst Day 2014  |  13

Analyst Day 2014  |  14
Foundation for the New Entegris
Foundation for the New Entegris
Financial
Objective
Investment
priorities
Now
R&D
Internal capabilities
New market
development
Pay down debt
Cash flow
Growth in excess
of market
Best in class among
specialty materials
companies
Then
Growth in excess
of market
R&D
Infrastructure
Acquisitions
Buy back
Best in class among
components and
subsystems companies
Target
model
Analyst Day 2014  |  14

Analyst Day 2014  |  15
Focus on our customers
Integrate ATMI platform successfully
Achieve our target model
Pay down our debt
Build a high-performance organization
Priorities for the next 12-18 months
Focused on Execution
Focused on Execution

Analyst Day 2014  |  16
A Compelling Platform
A Compelling Platform
Track record of financial discipline
and execution
Higher cash flow and earnings
leverage
Customer focused – uniquely
positioned in the ecosystem
Unit-driven model levered to
growing demand in semiconductor
and adjacent markets
Market leadership with breadth
and depth of technology
Delivering
Enhanced Value
for All Stakeholders

Entegris®, the Entegris Rings Design® and Creating a Material Advantage® are trademarks of Entegris, Inc. ©2014 Entegris, Inc. All rights reserved.

James A. O’Neill, Ph.D. Chief Technology Officer James A. O’Neill, Ph.D. Chief Technology Officer Differentiation in a Disruptive Environment Differentiation in a Disruptive Environment

Analyst Day 2013  |  2
Key Takeaways: In the Right Place at the Right Time
Key Takeaways: In the Right Place at the Right Time
Entegris is uniquely positioned to enable new paradigms
within the materials ecosystem
Our contamination control capabilities are critical to device yield in an increasingly complex manufacturing environment
Our global capabilities facilitate customer engagements
that foster improved responsiveness and trust
Wins at the leading edge drive revenues for today and
years to come

Analyst Day 2013  |  3
The Industry’s Endless Search for More
The Industry’s Endless Search for More
Advances in semiconductors enable new electronics
which drive demand for new semiconductors
Moore’s Law
New technology nodes
Disruptive technologies
(patterning, device, materials)
More process steps
(greater process complexity)
More difficult
contamination issues
(more challenging yield ramp)
Demand for
electronics
Improved
performance
Lower cost
Less power

Analyst Day 2013  |  4
Litho 1
Center image: Intel High-k Penryn microchip 2009
Disruptive Technologies Required to Achieve Moore’s Law
Disruptive Technologies Required to Achieve Moore’s Law
Multi Patterning
Metal
gate
Ge/Si S/D
PMOS
New Materials  New Structures
FinFET Device
High-k metal gate transistor
With advanced materials and critical handling technologies,
Entegris is now the leading enabler for advanced nodes
Fin Height
Fin Width
Gate Length
Litho 2
Post Develop.
Bake
Etch for
Line Control

Analyst Day 2013  |  5
Increasing Interdependency within Semiconductor Ecosystem
Increasing Interdependency within Semiconductor Ecosystem
Entegris delivers yield-enhancing solutions across the entire semiconductor ecosystem
Lithography, Etch, Deposition, Clean, CMP, Implant, Fab Facility
Customer collaborations are key to advanced node challenges
Device
Materials
Customers Care About:
Technology Performance
Process Yield
Device Cost
Equipment

Analyst Day 2013  |  6
Leveraging technology and infrastructure to address customer needs
Leader in Materials and Materials Handling for Defect-Free Processing
Leader in Materials and Materials Handling for Defect-Free Processing
Developmental capability
close to all customers
Process and applications
support skillset
Comprehensive supply
chain excellence
Customer value
proposition: higher yields,
improved performance,
reduced costs
Global Infrastructure
Filtration, purification
and handling solutions
for gases, liquids, solids
and critical substrates
Advanced electronic
materials for defect-free
processing
Enabling solutions to
most challenging
customer problems
Portfolio Breadth
Molecular science
creation and formulation
Film fabrication and
integrity management
Collaborative development
agreements with leading
IDMs and OEMs
Comprehensive patent
portfolio across product
lines and geographies
Technical Depth

Analyst Day 2013  |  7
Interfacial science and analytics
Materials synthesis and formulation
Material application engineering
Membrane science and engineering
Sub-10 nm liquid filtration
Fluid handling, sensing, control
and dispense
Gas purification
Environment control for critical substrates
Specialty coating engineering
Culture of innovation
Depth of Core Capabilities
Depth of Core Capabilities
i2M Center for Advanced Materials Science
Application of
fundamental
science to
robust product
development

Analyst Day 2013  |  8
Broad IP portfolio with global protection
in U.S. and key Asian regions
2,981 patents and patent applications
Significant portion (~81%) of portfolio
covers North America and Asia (South
Korea, Taiwan and China)
IP covers products and key innovations
related to manufacturing, design and use
Long history of innovation provides a
framework for even more powerful
combined Entegris
Source: Entegris, May 2014
Broad Patent Portfolio
Broad Patent Portfolio
North
America
34%
Global IP Coverage
Asia
47%
Europe
13%
Global
2%
ROW
4%
2,981 Patents and Applications

Analyst Day 2013  |  9
Industry Leading Capabilities Close to Customers
Industry Leading Capabilities Close to Customers
Strategically located technology centers to facilitate customer engagements
Work locally on many pressing technology problems
Hands-on approach to all development and customer application challenges
Joint development agreements with top IDMs, OEMs and consortia
Supports engagement model of local interactions and increased responsiveness and trust
Europe and Israel Asia Pacific North America
Germany
Israel
France
Singapore
Malaysia
China
Korea
Japan
California
Colorado
Minnesota
Texas
Massachusetts
Taiwan
Arizona
Connecticut

Analyst Day 2013  |  10
Direct engagement by
engineering teams
Pilot capability at most sites
Growing our share
*NDAs and JDAs – Entegris only, does not include ATMI.
Deepening Our Collaboration with Strategic Customers
Deepening Our Collaboration with Strategic Customers
Relevant,
Trusted
Technology
Partner
Application
and Process
Knowledge
We Develop
Relevant Final
Solution
We Listen
We Respond
Quickly with
Prototypes
Expanded applications excellence
Faster new product development
New Development Agreements*
with Top IDMs and OEMs
6
3
7
12
25
47
2008 2009 2010 2011 2012 2013

Breadth of Entegris Portfolio
Breadth of Entegris Portfolio
Market leadership positions across the entire IC wafer fabrication process
ATMI
Lithography
Advanced
Photoresist
Packaging
Filtration
Gas/Liquid
Purification
Etch
Gas Filters
and
Diffusers
Gas
Purification
Specialty
Materials
Deposition
Copper
Plating
Deposition
Materials
Gas Filtration
and
Purification
Clean
Formulated
Cleans
Filtration
Fluid
Handling
Containers
CMP
Formulated
Cleans
Filtration
Brushes
and Pad
Conditioners
Implant
Safe Gas
Delivery
Systems
Electrostatic
Chucks
Fab Facility
Advanced
FOUPs
AMC
Filtration
Bulk
Chemical
Delivery
Wafer
Shippers
A leader in yield-enabling materials and solutions for advanced manufacturing
Entegris
Gas
Purification
Specialty
Materials
Specialty
Materials
Specialty
Materials
Formulated
Cleans
Analyst Day 2013  |  11

Analyst Day 2013  |  12
Combination Enables New Paradigms
Combination Enables New Paradigms
Gases and Gas-
wetted Surfaces
Solids and Solid
Materials Delivery
Application-based clean
gas delivery solutions
Gas manufacturing and
packaging excellence
Improved gas purifier
capacity and efficiency
Broader gas purification
offerings
Selective ALD precursors
Gas effluent monitoring
and delivery control
In-situ and ex-situ particle
control for critical
substrates
Wet Chemistries and
Wetted Surfaces
Benefits to Customer
Improved chemical
formulations and
chemical manufacturing
excellence
Optimized wet chemical
handling solutions
Material sensing and
control
Packaging and container
expertise
Improved material performance
Defect/impurity reduction and improved yield
Reduced ecosystem complexity and lower cost of ownership

Analyst Day 2013  |  13
Integration of Planarcore® PVA brushes and
PlanarClean® Technology could significantly
reduce copper post polish defects (particles,
organic residues and scratches)
Improved formulations for enhanced particle
and organics removal
Improved manufacturing for lower product
defectivity
Optimized brush design with polymer innovation
and surface treatment
Optimized pretreatment for reduced break-in times
pCMP Clean Formulations and Brush Technology
pCMP Clean Formulations and Brush Technology
Copper interconnect yield and reliability is a key
concern for advanced node technologies (<20 nm)

Analyst Day 2013  |  14
Purifier
Applications:
Toxic gas packaging and
filtration expertise enables tighter impurity
control
Purifier Media: Carbon adsorbent capabilities
and purifier design drives improvements in
purifier capacity and efficiency
Gas Delivery Systems: Gas delivery systems
and purification technology enables optimized
applications-based solutions
Implant Gas Handling and Purification Technology
Implant Gas Handling and Purification Technology
Gas impurity control to increasingly stringent
contamination standards is a key concern for
advanced node technologies

Analyst Day 2013  |  15
Integrating concentration sensing, fluidic control
and dispense expertise with formulation know-
how could improve mixing and managing of
volatile and complex chemistries for cleaning
and plating applications
Enables “blend-on-the-fly” capability for
formulations prone to in-situ defect formation
Enables access to new wet chemical applications
Improved monitoring and control
Accelerated yield learning
Formulated Wet Chemistries and Point-of-Use Blending
Formulated Wet Chemistries and Point-of-Use Blending
Concentration control and in-situ defect formation
are increasing issues in formulated chemistries for
advanced node applications

Analyst Day 2013  |  16
Unique Capability – Leverage strengths
of combined Entegris to unlock new value
Technical capability for rapid innovation
Breadth of technologies
Global reach, local support
Unique Position – Enable new paradigms
within the semiconductor ecosystem
Wet chemistries and wetted surfaces
Gases and gas-wetted surfaces
Solids and solid material delivery
Unique Opportunity – Create
differentiated solutions to accelerate
customer yield ramps
Winning Strategy
Winning Strategy

Entegris®, the Entegris Rings Design® and Creating a Material Advantage® are trademarks of Entegris, Inc. ©2014 Entegris, Inc. All rights reserved.

Todd Edlund SVP, General Manager – Critical Materials Handling Business A Platform for Growth and Stability A Platform for Growth and Stability

Analyst Day 2014  |  2
Unique breadth of technology
in the industry
Market leading positions in key
segments
Critical to customers’ roadmaps,
but not dependent on the adoption
of a single technology
Focus on targeted growth areas
supported by strong portfolio of
defensible legacy positions
Unit-driven model
A Platform for Growth and Stability
A Platform for Growth and Stability
To be the first company
customers call for solutions
to improve their yields,
throughput and cost-
effectiveness when facing
contamination or materials
handling challenges.
Critical Materials Handling Mission
CMH Pro Forma 2013 Sales
$660 million
LMC
FMC
LP
ME
SM

Analyst Day 2014  |  3
Comprehensive Portfolio of Solutions
Comprehensive Portfolio of Solutions
Purify, deliver, handle and protect critical materials
Wet Etch and Clean
Lithography
Chemical Distribution
CMP
Life Sciences
Wafer Handling
Implant
Finished Wafer
and Devices
Data Storage
Dry Etch
Deposition
Flat Panel Display Industrial
Aerospace
Life Sciences
Liquid
Microcontamination
Control (LMC)
Fluid Management
and Control (FMC)
Liquid Packaging
(LP)
Microenvironments
(ME)
Specialty Materials
(SM)

Analyst Day 2014  |  4
Liquid Microcontamination Control
Liquid Microcontamination Control
Filters and purifiers that remove
sub-micron sized particles, ions and
microbubbles from process liquids
Market Dynamics
Contamination-caused yield loss as line width shrinks
Increasing process steps and complexity
Improved metrology highlighting more impurities
Competitive Position
Market leader, one primary competitor in most
applications
Strategy
Leverage investments in R&D and manufacturing
capabilities
Migrate technology into adjacent markets
Filtration is the largest, most rapidly
growing product area
LMC
Proportion of Advanced Filtration
to Total Entegris Filter Sales
2009
2013
Legacy
nodes
65 nm
and below
35%
28%
3x nm
and below

Analyst Day 2014  |  5
Fluid Management and Control
Fluid Management and Control
Source: Entegris estimates
Market Dynamics
More precise blending for advanced chemistries
Trend towards single-wafer tools
Increasing requirements for process control,
flow capacity and purity
Increasing number of “wet” tools due to multi-
patterning
Fewer but larger fab facility projects
Competitive Position
Fragmented, Entegris leads at high-end
Strategy
Leverage new sensing technologies
Ultrapure fluid handling,
measurement and control
solutions
The move to process automation is increasing
the available market for Entegris solutions
Key Entegris
Opportunities per System
FMC
11
24
28
63
26
40
72
138
Liquid
Filter
Gas Filter Flow
Controller
Total Key
Parts
Batch
Single Wafer

Analyst Day 2014  |  6
Liquid Packaging
Liquid Packaging
Source: SEMI and Entegris analysis
Ultrapure container and
dispense solutions for highest
performance lithography and
WEC chemicals
Semi Wafer Processing Chemicals Market
$ in millions
Market Dynamics
Contamination of high-value chemistries during
transport and storage a growing concern
Efficient use of high-value chemicals
Need for safe handling
Competitive Position
Leading position for advanced solutions;
competition is alternate form factors
Strategy
Leverage combined technology capabilities
More usage of high-value chemistries is driving new
packaging needs and increasing market size
LP
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400

Analyst Day 2014  |  7
Microenvironments
Microenvironments
Products that protect and transport
wafers, reticles and other critical
substrates from damage and
contamination
Market Dynamics
Increased impact of wafer contamination at
advanced nodes – particles, moisture, metals, etc.
Next wafer size transition pushed out
Competitive Position
#1 position for advanced 300 mm FOUPs;
leading share for shippers at legacy wafer sizes
Strategy
Provide differentiated solution for 300 mm FOUPs
Be ready for 450 mm when it comes
ME
Winning virtually all opportunities
for new 300 mm FOUPs
In-Fab Test Results Show
Benefits of Entegris EBM FOUP
Technology Node
65 nm and
above
40 nm 28 nm
Standard Material
Entegris Barrier
Material (EBM)
1000
723
75
50
4 2

Analyst Day 2014  |  8
Specialty Materials
Specialty Materials
Advanced graphite, silicon carbide,
and specialty coatings for industrial
and semiconductor manufacturing
processes
Market Dynamics
Use of higher temperatures in processes
Need for extended life and reduced process
variation solutions for consumables
Drive for fewer and smaller particles generated
Competitive Position
Serves multiple markets, with fragmented
competition of large diversified players
#1 position in e-chucks for ion implant
applications
Strategy
Leverage carbon and organic chemistry
knowledge to develop differentiated solutions
SM
Platform for growth in diversified markets
Wafer Holding
(Hot Chucks)
Implant
Beam-Line
Materials
(Carbon)
Dry Etch
Consumables
(SiC/PVD)
Next-Gen
Solutions
(Ceramics)
6
8
10
12
14
16
18
20
2013 2014 2015 2016 2017 2018 2019 2020 2021
Year
Critical Particle Size for Advanced
Semiconductor Processes

Analyst Day 2014  |  9
Entegris is Uniquely Positioned
Entegris is Uniquely Positioned
Breadth of solutions from production to consumption
Our technologies protect, transport, filter, control and dispense liquids
Our microenviroments protect and transport the wafer from grower to chip

Analyst Day 2014  |  10
Competitive Landscape is Fragmented
Competitive Landscape is Fragmented
Customers favor more capable supplier partners for their increasing demands
Size of circles reflects approximate relative semiconductor sales, based on company estimates
Global Footprint
(# of employees – logarithmic scale)
Large
GEMU
Miraial
Pall
St. Gobain
Toyo Tanso
Parker
Shin Etsu
Gudeng
Small

Analyst Day 2014  |  11
Increased need for purity
Challenges We are Solving
Challenges We are Solving
Tighter filters that are cleaner
More robust microenvironments
Precise fluid management and sensing
Cleaner, more secure packaging
Higher performing dispense solutions
New materials and coatings solutions
New fluid handling solutions
Entegris Solutions
Increased need for process
control
New, expensive materials that
are susceptible to contamination
More demanding process
requirements (e.g., temperatures)

Analyst Day 2014  |  12
Example #1:
Increased Need for Purity
Example #1:
Increased Need for Purity
4X nm
ArF-I
High
Concentration
3X nm –
2X nm
ArF-i DP/NTD
Weaker
Concentration
<2X nm
ArF-i QP
EUV/DSA
Specialized
Ultra- Cleaning
20-10 nm filtration/
purification: DIW
50-30 nm filtration
<10 nm filtration/purification:
chemicals/solvents
QuickChange®
NX
Symmetric
media
Asymmetric
PTFE media
New polymer,
morphology
Solaris®
NMB
NanoFiber
PP media
Protego® Plus
IPA purifier
Impact 8G UC Torrento ® X Intercept®
Asymmetric
UPE Media
Selective
separation

Analyst Day 2014  |  13
For advanced nodes, lithography-caused defects have the largest impact on yields, and microbubbles are the leading cause
Example #2
New, Expensive Materials that are Susceptible to Contamination
Example #2
New, Expensive Materials that are Susceptible to Contamination
No headspace,
indirect pressure
With headspace,
indirect pressure
Direct pressure Threshold for significant
bubble generation
0 20 40 60 80 100
Dispense Time (in hours)
Threshold for slight
bubble generation
1500
1750
2000
2250
2500
2750
3000
3250

Analyst Day 2014  |  14
Example #2
New, Expensive Materials that are Susceptible to Contamination
Example #2
New, Expensive Materials that are Susceptible to Contamination
Up to 99.9% utilization of expensive photo resist
vs. 95% for rigid bottles

Analyst Day 2014  |  15
Platform for Continued Expansion into Adjacent Markets
Platform for Continued Expansion into Adjacent Markets
30% of CMH sales are to markets outside of semiconductors
Flat
Panel
Semi
Solar
Industrial
Data
Storage
LED
Aerospace
Life
Sciences
Critical
Materials
Handling

Analyst Day 2014  |  16
Large, stable legacy business with clear pathways for growth
Need for more process purity and control driving market
growth and new product opportunities
Growing share in key areas
Platform for diversification
Summary – A Platform for Growth and Stability
Summary – A Platform for Growth and Stability

Entegris®, the Entegris Rings Design® and Creating a Material Advantage® are trademarks of Entegris, Inc. ©2014 Entegris, Inc. All rights reserved.

Chris Kramer SVP, General Manager – Electronic Materials Business Chris Kramer SVP, General Manager – Electronic Materials Business A Process Innovator A Process Innovator

Analyst Day 2014  |  2
Growing importance of specialty
materials
Unique breadth of technology
in the industry
Track record of innovation
Market-leading positions in key
segments
Unit-driven model
Focus on customer engagement
to win at leading nodes
Formulated performance materials for advanced electronic devices
A Process Innovator
A Process Innovator
Leading global provider
of critical performance
materials that enable high
yield, cost-effective
manufacturing within the
semiconductor industry.
Electronic Materials Mission
SG
GMC
SPI
ADM
EM Pro Forma 2013 Sales
$392 million

Analyst Day 2014  |  3
SDS® gas delivery systems
Chambergard™ gas diffusers
ViaForm® copper plating
chemistry
Copper post-etch cleans
(ESC-784, ST-250)
PlanarClean® advanced
copper post-CMP cleans
ProE-VAP® emerging node
CVD, ALD precursors and
vaporization technologies
Planarcore® PVA brushes
A History of Innovation
A History of Innovation
Resulting in market-leading solutions

Analyst Day 2014  |  4
Electronic Materials Enable
You Use Entegris Materials Every Day
You Use Entegris Materials Every Day
Entegris materials reside in your advanced electronic devices
Safe and efficient delivery of
highly toxic implant gases
Low-contamination
environments to manufacture
advanced chips
Complex circuitry through
proprietary metal interconnect
materials
Selective residue removal from
chips with formulated cleans

Analyst Day 2014  |  5
Why Materials Matter:
Advanced Electronics Require Advanced Materials
Why Materials Matter:
Advanced Electronics Require Advanced Materials
Increasing impact of materials innovation on chip performance
Source: Left  – Entegris; right – Semico Research
Node in nm
Positioned to benefit from growing complexity
and increased reliance on formulated materials
Node in nm
0
400
800
1,200
1,600
2,000
65
45/40 32/28 22/20 14
Chips Becoming More Complex…
Process Steps to Manufacture Chip
65 45/40 32/28 22/20 14
…and More Reliant on Materials
Relevant Impact on Performance
Scaling Design Materials

Analyst Day 2014  |  6
Integrated product portfolio offerings address critical customer needs
Products that Span the Entire Integrated Stack
Products that Span the Entire Integrated Stack
Copper Conductor
Precursors for adv. barrier materials
PVD seed
Post-etch wet cleans
Copper plating materials
Post-copper CMP cleans
Wire
Via Passivation
CVD dielectrics
Low-k dielectrics
Etch materials
Post-etch wet cleans
Photochemistry packaging
Contacts
CVD Tungsten (Fluorine free)
Liner/Barrier (TDMAT)
Post-etch wet cleans
Pre-Metal Dielectric
PMD film and dopants
Etch materials
Post-etch wet cleans
Photochemistry packaging
Materials Entegris provides to
the semiconductor industry
Intermetal Dielectric and Caps
Low-k dielectrics
Etch materials
Post-etch wet cleans
Post-CMP cleans
Photochemistry packaging
Gate/Junction Region
CVD dielectrics
SDS implant materials
ALD dielectric and metal precursors
Etch materials
Post-etch wet cleans
Post-CMP cleans
Photochemistry packaging
Memory Applications
High-k dielectrics and dopants
Metal electrode materials
Emerging memory-specific materials
IC Cross Section

Analyst Day 2014  |  7
Positioning of Specialty Gases (ATMI) with Gas Microcontamination
Control (Entegris)
Better serve delivery of toxic gases
Leverage carbon technology
Adding CMP products (Entegris) to Surface Prep and Integration
(ATMI) to optimize product development activities related to plating, polish and clean
Advanced Deposition Materials (ATMI) adds depth of product
knowledge throughout entire semiconductor stack
Businesses aligned to better deliver product solutions to our customers
Electronic Materials Key Product Areas
Electronic Materials Key Product Areas
Specialty Gases
(SG)
Gas
Microcontamination
Control (GMC)
Surface Prep
and Integration
(SPI)
Advanced Deposition
Materials (ADM)

Analyst Day 2014  |  8
The Broadest Array of Specialty Chemical Solutions
for Advanced Semiconductor Manufacturing
The Broadest Array of Specialty Chemical Solutions
for Advanced Semiconductor Manufacturing
No competitor has similar breadth of product offerings
Entegris
Competitor A
(Chem.  Co.)
Competitor B
(Chem.  Co.)
Competitor C
(Chem.  Co.)
Competitor D
(Chem.  Co.)
Competitor E
(Filtrat. Co.)
Ion Implant
Gas
Plating
Materials
Wet Cleans
CMP
Components
Deposition
Materials
Gas
Filtration/
Purification

Analyst Day 2014  |  9
Market Dynamics
Need for safe and efficient delivery of toxic gases
Growing need for dopants and precision
mixtures at advanced nodes
Competitive Position
Strong market share (~85%)
Competitive technology less capable
Strategy
Address new molecules and applications
for leading nodes
Grow into adjacent markets
Source: VLSI Research
Specialty Gases
Specialty Gases
Industry-standard, sub-atmospheric
pressure delivery solution for highly
toxic gases
Implant Materials
6% CAGR 2012-2017
SG
Advanced nodes create additional opportunities for specialty gases
-20%
-10%
0%
10%
20%
30%
0
50
100
150
200
250
Implant Materials Y/Y Growth

Analyst Day 2014  |  10
Gas Microcontamination Control
Gas Microcontamination Control
Source: Entegris
Leader for process critical
gas and ambient
contamination control
GMC
Smaller Concentration and
More Critical Contaminants
Leader in the measurement and control of gas phase contamination
1 ppm
100 ppb
10 ppb
100 ppt
10 ppt
100 ppq
1
NH
Concentrations of most
critical contaminants
Types of contaminants
3
10
Acids, Bases
NH  SO  HCl
50
100+
?
1990
1995 2000 2005 2010 2015
3
3
2
3 2
NH  SO  HCl
Market Dynamics
More contaminants and need for
increased control
Proliferation of purification needs across
all processes
Applications in semi and other markets,
e.g., LED
Competitive Position
Technology leadership;
market leader in fragmented market
Strategy
Leverage strong analytical capabilities
with contamination control products

Analyst Day 2014  |  11
Surface Prep and Integration
Surface Prep and Integration
Industry-leading provider of
solutions that enable advanced
copper metallization
SPI
Well positioned to leverage integrated Entegris portfolio
IC Cross Section
Passivation
Dielectric
Etch Stop Layer
Dielectric Capping
Layer
Copper Conductor with
Barrier/Nucleation Layer
Pre Metal Dielectric
Tungsten Contact Plug
Metal 1 Pitch
Wire
Via
Market Dynamics
Device complexity and scaling is driving:
Introduction of new films/materials
Reduced tolerance for material loss and defects
Becoming more fragmented at each node transition
Competitive Position
Market leader in plating, post-etch cleans and Post
CMP clean solutions for Cu metallization
Strategy
Leverage integrated portfolio to increase value
Form strategic partnerships to identify solutions
for disruptive technologies
Metal 1
Global
(= M1X1.5~2 µm)
Intermediate
(= M1X1)

Analyst Day 2014  |  12
Advanced Deposition Materials
Advanced Deposition Materials
CVD and ALD materials used in front-
and back-end of line applications;
and packaging and delivery solutions
optimized for gases, liquids and solids
New Deposition Opportunities
on 3D Devices
FinFET Device
ADM
Logic and memory applications lead to future product line growth
Market Dynamics
Device complexity including 3D devices and dimensional
scaling is driving:
Increasing number of films including sacrificial layers
Introduction of new films/materials
Competitive Position
Leader in fragmented market
Identify and demonstrate new materials
Enable delivery and use of materials in high-volume
manufacturing
Strategy

Analyst Day 2014  |  13
Invested in infrastructure to serve global customer base
Customer Engagement Key to Winning Advanced Nodes
Customer Engagement Key to Winning Advanced Nodes
Deep technical expertise and
application knowledge
Unique capabilities to enhance
speed, effectiveness and efficiency
of material development process
Differentiating Product
Development Capabilities
Dedicated customer support organization
focused on specific customer needs
Collaborative customer engagements
which leverage global state-of-the-art
infrastructure/tech centers
Intense Customer Relationships
Korea  Tech
Taiwan Tech Center Danbury Tech Center
i2M Center
Analytical Services Lab
San Diego Tech Center Tokyo Applications Lab
Electronic Materials Labs and Tech Centers
Center

Analyst Day 2014  |  14
Ongoing interconnect scaling
proves challenging for Cu
electroplating process
Large via arrays (10 6 contacts)
require extremely low defect levels
ViaForm Excel™ chemistry is
industry-leading solution for
20 nm technology
Extendibility to 16 nm/14 nm
node demonstrated as well
Reliability of advanced interconnects requires void-free Cu fill
ViaForm® Excel™ is a trademark of Enthone Inc., SEM images used with permission of Enthone Inc.
Example #1 – Advancement in Cu Electroplating
Example #1 – Advancement in Cu Electroplating
M1
M2
Cross Section SEM
Top View SEM

Analyst Day 2014  |  15
New interconnect materials drives
stringent clean performance
requirements:
Highly efficient clean performance
Compatibility with dielectric, hard mask
and barrier metals
TitanKlean™ family of formulations is
industry-leading solution for post-etch
clean at 28 nm and beyond
Increasingly complex interconnect process integration requires more sophisticated cleans
Example #2 – Advancement in Interconnect Cleans
Example #2 – Advancement in Interconnect Cleans
Dielectric HM
TK9 Family
Compatible with
Copper and Cobalt
Copper and Ruthenium
(Mx – Vx Solution)
TK10 Family
Compatible with
Copper and Tungsten
(V0 – M1 Solution)
Low -k
TiN HM
Damaged Low-k
Barrier
EM barrier
Residues
Cu

Analyst Day 2014  |  16
Unique breadth of technology in the industry
Track record of innovation
Market-leading positions in key segments
Unit-driven model
Focus on customer engagement to win at leading nodes
Formulated, performance materials for advanced electronic devices
Summary – A Process Innovator
Summary – A Process Innovator

Entegris®, the Entegris Rings Design® and Creating a Material Advantage® are trademarks of Entegris, Inc. ©2014 Entegris, Inc. All rights reserved.

Corey Rucci VP, Business Development Corey Rucci VP, Business Development ATMI Integration and New Business Development ATMI Integration and New Business Development

Analyst Day 2014  |  2
Began integration planning early in process (November 2013)
Focus on customers, productivity and profitability during
integration
Emphasis on speed of integration
Focus on retaining key talent from both organizations during integration
Retain and leverage ATMI’s strengths
Adequately resource integration team with a proper charter
and governance
Our integration follows a formal methodology with a clear strategy
Integration Strategy – Delivering on the Value
Integration Strategy – Delivering on the Value
Preparation
People
Execution

Analyst Day 2014  |  3
Integration Strategy and Planning
Integration Strategy and Planning
Integration Strategy
and Pre-Planning
Detailed Integration
Planning
Cultural Integration
Merger
Implementation
Process
Optimization
Feb 4, 2014
Announcement
April 30, 2014
Acquisition Closing
Provide
Training
Create
Charter
Develop
Risk
Mitigation
Strategies
Develop
Comm.
Plans
Develop
Project
Integration
Plans
Develop
Staffing and
Retention
Plans
Review
Cultural
Due
Diligence
Develop
Cultural
Integration
Plan
Execute
Plans
Capture
Lessons
Learned
Analyze
and
Optimize
Processes
Complete In Process Not Started
Define
Integration
Strategy &
Governance
Step 2
Step 3
Step 4
Step 5
Step 6
Step 7
Step 8
Step 9 Step 10 Step 11 Step 12 Step 13 Step 14
Note: Based on the Pritchett model.
Develop
Process
Optimization
Plans
Step 1
Establish
Guiding
Principles

Analyst Day 2014  |  4
Accomplished to Date
Completed detailed integration
planning phase
Broad functional integration teams
comprised of Entegris and ATMI
Integration project plans and risk
mitigation strategies established
Completed staffing and retention
plans
Completed an effective “Day One”
All employee notifications completed
within 24 hours of closing
Next Milestones Q214 – Q115
ERP Conversion
Product training
Employee compensation and
benefits harmonization
Office consolidation
Shifting focus to
product/revenue synergies
Integration Actions
Integration Actions

Analyst Day 2014  |  5
Cost Synergies
Cost Synergies
Tracking to $30M annualized synergy savings
Corporate Back Office Field Ops
$9 million
$13 million $8 million
IT resources
Finance
resources
IT
Infrastructure
Legal/HR
Supply chain
Executive
SEC
Board of
Directors
Audit fees
Account
teams
Sales support
Office
consolidation

Analyst Day 2014 | 6 Timing of Projected Synergies Timing of Projected Synergies Annualized synergies ($ in millions) 2014 2015 $0 $10 $20 $30 $40 Q3 Q4 Q1 Q2 Q3 Q4

Analyst Day 2014 | 7 Fostering New Business Initiatives Fostering New Business Initiatives

Analyst Day 2014  |  8
Leveraging Technology in Innovative Ways
Leveraging Technology in Innovative Ways
Product Description
eVOLV™
e-waste
recycling
system
“Zero-waste” cost-effective and
scalable process for recovering
valuable metals and components
from end-of-life electronic waste
BrightBlack®
precision
carbon
Precision-engineered carbon
materials for clean and sustainable
technology solutions
Proprietary technology
Nearly 100% extraction efficiency
Significant cost advantage over
less “green” alternatives such
as smelting
License and royalty model
Based on core SDS technology
Biogas upgrading
CO
2
capture
Energy storage
Adsorbed natural gas storage
Beads Monoliths Pellets Powder
Key Features

Entegris®, the Entegris Rings Design® and Creating a Material Advantage® are trademarks of Entegris, Inc. ©2014 Entegris, Inc. All rights reserved.

Greg Graves Executive Vice President and CFO Greg Graves Executive Vice President and CFO Financial Perspective Financial Perspective ENTEGRIS PROPRIETARY AND CONFIDENTIAL

CONFIDENTIAL  |  2
Entegris: The Next Chapter
Entegris: The Next Chapter
Historical Perspective – Bringing Together Two Strong Performers
The New Paradigm – A Significant Shift in Earnings Power
Balance Sheet Management – Leveraged but Prudent
Q2 Outlook – Positive Trends Near-Term

CONFIDENTIAL  |  3
Sales
$693 Million
Operating Margin*
15%
Cash from Operations
$109 Million
Earnings Per Share**
$0.57
Strong performance
*Adjusted operating margin,**Non-GAAP earnings.
We Delivered in 2013
We Delivered in 2013
Declined 3% overall; contraction
consistent with our markets
and peers
Margin consistent with our target model
Cash balance of $384 million
Executed on our defined capital
allocation strategy

CONFIDENTIAL  |  4
Bringing Together Two Strong Performers
Bringing Together Two Strong Performers
$183
16.9%
$169
16.0%
$193
17.6%
$1,082
$1,055
$1,101
$1,025
$629
Revenue
$ in millions
Operating Margin
$ in millions and % sales
Entegris ATMI
$70
19.1%
$66
18.2%
$57
16.2%
$113
15.8%
$103
14.8%
$136
18.2%
$399
$688
$749
$716
$693
$231
$337
$352
$366
$361
2009 2010 2011 2012 2013 2011 2012 2013

CONFIDENTIAL  |  5
Growth rate vs. industry (4 year CAGR)
Revenue Growth
Historical Performance vs. the Industry
Revenue Growth
Historical Performance vs. the Industry
Outgrowing the industry benchmark through the cycle
Note: All industry data per Gartner. Entegris industry benchmark is 65% millions of square inches (MSI)
produced and 35% wafer front-end equipment (WFE). ATMI industry benchmark is 100% MSI produced.
Combined benchmark is 78% MSI produced and 22% WFE.
Entegris ATMI Combined
12.3%
14.8%
7.8%
11.8%
10.6%
13.8%
Industry ENTG Industry ATMI Industry ENTG+ATMI
Combined

CONFIDENTIAL  |  6
Entegris: The Next Chapter
Entegris: The Next Chapter
Historical Perspective – Bringing Together Two Strong Performers
The New Paradigm – A Significant Shift in Earnings Power
Balance Sheet Management – Leveraged but Prudent
Q2 Outlook – Positive Trends Near-Term

CONFIDENTIAL  |  7
The “New Entegris” Target Model
The “New Entegris” Target Model
Major Assumptions:
No change to Entegris base target model
ATMI “Stand-alone” target model
Synergies of $30 million consistent with current expectations;
no revenue synergies
Interest expense of $38 million based on current interest
rates and all debt outstanding
Tax rate of 28%
Shares outstanding 139 million
Existing
ENTG Target
Model
ATMI Stand-
Alone Target
Model
Synergies
New
Entegris
Target Model
Interest
Expense
+ + + =

CONFIDENTIAL  |  8
Quarterly Revenue Level
1
Revenue ($M) $250 $280 $310
Adjusted Operating Margin
2
14% - 16% 17% - 19% 20%+
Earnings Per Share
3
$0.14 - $0.16 $0.20 - $0.22 $0.26+
“New Entegris” Target Model
“New Entegris” Target Model
1 Represents range of adjusted operating margin based on respective quarterly revenue levels.
2 Adjusted for amortization of intangible assets and one-time charges and expenses.
3 Includes interest expense of $38 million i.e., all debt outstanding; implied tax rate of 28%; assumes shares outstanding equal 139 million.
$0.40 flow through on each $ of revenue

CONFIDENTIAL  |  9
Illustrative model – 2013 revenue at new target model
1 Adjusted operating income per new target model.
2 Combined EPS assumes no other income/expense, all existing debt remains outstanding,
28% combined tax rate and 139 million shares outstanding.
EPS Baseline Formula
EPS Baseline Formula
2013
Illustrative
Result
Entegris ATMI Combined
Revenue ($M) $693 $361 $1,051 $1,051
Operating Income
1
$173
% of Revenue 16.5%
Earnings Per Share
2
$0.57 $0.72
Apply
new target
model
26% Accretion

CONFIDENTIAL  |  10
Illustrative model – modest industry growth and market outperformance, operating leverage and debt reduction
1 Operating margin per revised target model including $30 million of synergies.
2 EPS assumes no other income/expense, 28% combined tax rate and 139 million shares outstanding.
3 Reflects three-year industry growth assumption which conservatively compares to Gartner three-year CAGR estimates: MSI +3.8% and WFE +6.1%.
4 Assumes term loan is reduced by $300 million. Each $100 million reduction in term loan is $0.016 per share annually.
EPS Growth Formula
EPS Growth Formula
2013
Pro Forma
Combined
Three-Year
Industry
3.0%
Growth >
Industry
1.5%
Operating
Leverage
Interest
Expense
Reduction
4
Revenue $1,051 $1,149 $1,200 $1,200 $1,200
Operating Income $173 $240 $240
% of revenue 17% 20% 20%
Interest expense ($38) ($38) ($28)
EPS $0.72 $1.05 $1.10
1
2
3 Growth

CONFIDENTIAL  |  11
$ in millions
Projected Synergies
Projected Synergies
2015 2014
Anticipate 2015 actual synergies of $25M,
Exit 2015 with $30 million run rate
$0
$10
$20
$30
$40
$0.0
$2.5
$5.0
$7.5
$10.0
Q3 Q4 Q1 Q2 Q3 Q4

CONFIDENTIAL  |  12
$ in millions
Source: Company filings, Entegris management.
Combined Historical Capital Expenditures
Combined Historical Capital Expenditures
$32
$48
Maintenance level of capital expenditures is
approximately $50-55 million annually
$78
$102
$57
$53
$50
$32
$45
$53
$45
$48
$53
$50
$3
$25
$53
$9
2010 2011 2012 2013 2014E 2015E 2016E
Strategic Capacity Investments
Ongoing Capital Expenditures

CONFIDENTIAL  |  13
Free
Cash Flow
Capability
1
ATMI and ENTG combined
generated more than $500
million of free cash flow
since the 2009 trough
With major capital projects
largely complete, free cash
flow should re-accelerate
Annual free cash flow
generation going forward
of $100+ million
Strong Cash Flow Generator
Strong Cash Flow Generator
1 Free cash flow capability assumes no M&A activity, change in capital structure, or acquisition-related costs.
Cumulative Free Cash Flow
$ in millions
Illustrative
Actual Free
Cash Flow
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900

CONFIDENTIAL  |  14
Entegris: The Next Chapter
Entegris: The Next Chapter
Historical Perspective – Bringing Together Two Strong Performers
The New Paradigm – A Significant Shift in Earnings Power
Balance Sheet Management – Leveraged but Prudent
Q2 Outlook – Positive Trends Near-Term

CONFIDENTIAL  |  15
Balance Sheet
Leveraged, but Also Very Liquid
Balance Sheet
Leveraged, but Also Very Liquid
$ and share data in millions
Following the transaction closing,
Entegris still has $2.60 in cash per share
May 31, 2014
Total Cash $362
U.S. Cash $95
Foreign Cash $267
Total Assets $1,755
Total Debt $820
ABL Revolver $0
Term Loan B $460
Notes $360
Shareholders' Equity $757
Common Shares Outstanding 139

CONFIDENTIAL  |  16
Asset based loan/revolver (undrawn) $75
Available based on dollar value of domestic
Accounts Receivable and Inventory
Term loan B $460
1% annual principal payments during seven-year term of loan
Minimum interest rate of 3.50% (2.75% + Libor/0.75% Floor)
Required principal payments of “50% of excess cash flow”
Senior unsecured notes $360
6.00% fixed interest rate for the term of loan
No principal payment during eight-year term of loan
Debt Structure
Debt Structure
No maintenance covenants (i.e. financial performance test)
Stress tested using a cyclical downside case
Significant pro forma liquidity; maintain at least $125 million between domestic cash and ABL
Balance Sheet Structured for Safety and Soundness

CONFIDENTIAL  |  17
Reducing leverage increases financial flexibility
Improves ability to complete additional strategic transactions
Makes share repurchases a viable option
Reducing leverage drives EPS growth
Current interest costs of $38 million equate to $.18 drag on annual EPS
At current rates each $100 million reduction in term loan is $.016 of annual EPS
Each $100 million of reduction in notes is $.03 of annual EPS
Intent is to repay debt through the following sources:
Current excess domestic cash of approximately $45 million
Domestic free cash flow
Tax efficient repatriation of international cash – approximately
$150 million
Improving working capital management
Balance Sheet Management
Focus on Debt Reduction
Balance Sheet Management
Focus on Debt Reduction

CONFIDENTIAL  |  18
Entegris: The Next Chapter
Entegris: The Next Chapter
Historical Perspective – Bringing Together Two Strong Performers
The New Paradigm – A Significant Shift in Earnings Power
Balance Sheet Management – Leveraged but Prudent
Q2 Outlook – Positive Trends Near-Term

CONFIDENTIAL  |  19
$ in millions, except per share data
1 Includes two months of ATMI results.
2 Includes estimated impact of purchase accounting, transaction costs and integration expenses.
Q2 Update Guidance
Comparison to Initial View
Q2 Update Guidance
Comparison to Initial View
Entegris
April 2014
Entegris
Revised Entegris + ATMI
Revenue guidance $165 - $175 $175 - $185 $235 - $245
Net income
GAAP
$13 - $18 ($25 - $30)
Non-GAAP $14 - $19 $24 - $28
Earnings per share
GAAP $0.09 - $0.13 ($0.18 - $0.22)
Non-GAAP $0.10 - $0.14 $0.17 - $0.20
Positive industry trends
Revenue strength across the business
1
2
2

CONFIDENTIAL  |  20
Key Takeaways
Key Takeaways
Our solutions are critical to yield improvement in advanced
manufacturing processes
We are combining two companies with track records of
outperforming the market and delivering superior profitability
The “new” Entegris has significant earnings power and is poised to deliver EPS in excess of $1.00 per share
We have a sound balance sheet structure with a clear plan to reduce debt
Our Q2 outlook reflects positive near-term industry trends

Entegris®, the Entegris Rings Design® and Creating a Material Advantage® are trademarks of Entegris, Inc. ©2014 Entegris, Inc. All rights reserved.